UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2026

ALCOA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37816	81-1789115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania (Address of principal executive offices)	15212-5858 (Zip Code)

Registrant’s telephone number, including area code: 412-315-2900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

In connection with the proposed offering of Notes (as defined and described below), Alcoa Corporation (the “Company”) disclosed certain information to investors in a preliminary offering memorandum dated September 9, 2026 (the “Preliminary Offering Memorandum”). Certain information excerpted from the Preliminary Offering Memorandum is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01. The information contained and incorporated by reference in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01 Other Events.

On September 9, 2026, the Company issued a press release announcing a proposed offering of $2,600,000,000 aggregate principal amount of senior notes (the “Notes”), consisting of (i) senior notes due 2034 (the “2034 Notes”) to be issued by Alumina Pty Ltd (ABN 85 004 820 419) (“Alumina”) and (ii) senior notes due 2036 (the “2036 Notes”) to be issued by Alcoa Nederland Holding B.V. (together with Alumina, the “Issuers”), each a wholly-owned subsidiary of the Company. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

The Issuers intend to use the net proceeds of the proposed issuance of the Notes, together with cash on hand, to fund the approximately $3.1 billion cash portion of the consideration for the previously announced proposed acquisition by the Company (the “Acquisition”) of South32 Limited’s (“South32”) interests in certain bauxite, alumina and aluminum smelter operations (“AliGroup”) pursuant to the Umbrella Implementation Deed, dated as of June 30, 2026, and to pay related fees and expenses.

Together with cash on hand, the proceeds of the issuance of the Notes are intended to provide permanent financing for the Acquisition. Assuming the completion of the offering of the Notes, Alcoa expects to terminate any remaining outstanding commitments in respect of the senior unsecured 364-day bridge term loan credit facility entered into in connection with the Acquisition upon the completion of the offering. Completion of the Acquisition is subject to the satisfaction or waiver (if applicable) of certain conditions, including approval of South32’s shareholders, receipt of required regulatory approvals and other customary closing conditions.

The Company has filed a Registration Statement on Form S-4 on September 1, 2026, with the Securities and Exchange Commission (the “SEC”) with respect to the Acquisition (the “Registration Statement”). The Registration Statement was declared effective and the related final prospectus was filed on September 8, 2026. The Registration Statement included unaudited pro forma condensed combined financial information that presents the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025 and the six months ended June 30, 2026, and the unaudited pro forma condensed combined balance sheet as of June 30, 2026. The unaudited pro forma condensed combined financial information includes the historical results of the Company and AliGroup and reflects (i) acquisition accounting adjustments, including adjustments to align AliGroup’s historical significant accounting policies prepared under

International Financial Reporting Standards with the Company’s significant accounting policies under U.S. Generally Accepted Accounting Principles, and (ii) financing adjustments related to the Acquisition. Such unaudited pro forma condensed combined financial information assumed an issuance of $3.1 billion aggregate principal amount of senior notes in connection with the Acquisition. In connection with the proposed offering of Notes, the Company updated the unaudited pro forma condensed combined financial information to reflect a proposed $2.6 billion aggregate principal amount of senior notes to be issued, and the use of cash on hand, to fund the cash portion of the consideration for the Acquisition. The unaudited pro forma condensed combined financial information has also been updated to reflect the closing price of the Company’s common stock as of September 2, 2026. Such updated unaudited pro forma condensed combined financial information and certain related information also excerpted from the Preliminary Offering Memorandum is attached hereto as Exhibit 99.3 and incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit number	Description
99.1	Certain excerpts from the Preliminary Offering Memorandum, dated September 9, 2026
99.2	Press Release of Alcoa Corporation, dated September 9, 2026
99.3

Unaudited pro forma condensed combined financial information of the Company and AliGroup and certain related information also excerpted from the Preliminary Offering Memorandum, dated September 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Offer or Solicitation

The Notes and related guarantees will be sold in a private placement to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-United States persons in offshore transactions in accordance with Regulation S under the Securities Act. The Notes and related guarantees have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States or to, or for the benefit of, U.S. persons absent registration under, or an applicable exemption from, the registration requirements of the Securities Act.

This Current Report on Form 8-K is for informational purposes and is not intended to, and shall not, constitute an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offers of the Notes and related guarantees will be made only by means of a private offering memorandum.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed Acquisition. In connection with the proposed Acquisition, Alcoa filed the Registration Statement. This Current Report on Form 8-K is not a substitute for the Registration Statement or any other document that Alcoa may file with the SEC in connection with the proposed Acquisition. Before making any investment decision, investors are urged to read the Registration Statement and all relevant documents filed or to be filed with the SEC, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Alcoa and the proposed Acquisition.

Investors are able to obtain a free copy of the Registration Statement, as well as other filings containing information about Alcoa, free of charge, at the SEC’s website (www.sec.gov). Copies of the Registration Statement and other documents filed by Alcoa with the SEC may be obtained, without charge, by contacting Alcoa.

The internet address in this Current Report on Form 8-K and in the press release of the Company attached as Exhibit 99.2 hereto are included only as inactive textual references and are not intended to be active links to the information therein. Information contained on such websites or platforms, or that can be accessed therein, do not constitute a part of this Current Report on Form 8-K or such press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

By:	/s/ Marissa P. Earnest
Marissa P. Earnest

Senior Vice President, General Counsel – North America Operations, and Secretary

Date: September 9, 2026